Exhibit 10.1

Amendment No. 00031748SLA-C

AMENDMENT TO CREDIT AGREEMENT

THIS AMENDMENT is entered into as of December 28, 2018, between LINCOLNWAY ENERGY, LLC Nevada, Iowa, a limited liability company (the “Borrower”), and FARM CREDIT SERVICES OF AMERICA, FLCA and FARM CREDIT SERVICES OF AMERICA, PCA (collectively, the “Lender”), a federally-chartered instrumentality of the United States. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Agreement (as defined below).

RECITALS

The Borrower and Lender are parties to Credit Agreement Number 00031748SLA dated as of July 3, 2017 (such agreement, as may be amended, hereinafter referred to as the “Agreement”).  The Borrower and Lender now desire to amend the Agreement.  For that reason, and for valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the Borrower and Lender agree as follows:

1.          Sections 7.1 and 7.2 of Article 7 of the Agreement are amended and restated to read as follows:

ARTICLE 7         Financial Covenants.  Unless otherwise agreed to in writing by Agent, while this Agreement is in effect:

7.1         Working Capital.  The Borrower will have at the end of each period for which financial statements are required to be furnished pursuant to this Agreement an excess of current assets over current liabilities, of not less than $7,500,000.00, except that in determining current assets, any amount available under any revolving term promissory note hereunder (less the amount that would be considered a current liability if fully advanced hereto) may be included (all as determined in accordance with the Accounting Standards).

7.2         Net Worth.  The Borrower will have at the end of each period for which financial statements are required to be furnished pursuant to this Agreement an excess of total assets over total liabilities of not less than $32,000,000.00 (all as determined in accordance with the Accounting Standards).

2.          Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions contained in the Agreement and each other Loan Document shall remain unamended and otherwise unmodified and in full force and effect.

3.          This Amendment may be executed in counterparts, each of which will constitute an original, but all of which when taken together will constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic means will be as effective as delivery of a manually executed counterpart of this Amendment.

SIGNATURE PAGE FOLLOWS

LINCOLNWAY ENERGY, LLC
Nevada, Iowa
Amendment No. 00031748SLA-C of Agreement No. 00031748SLA

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT

IN WITNESS WHEREOF, the parties hereto, by their duly authorized officers, have executed this Agreement.

LINCOLNWAY ENERGY, LLC

By:

Name:

Title:

LINCOLNWAY ENERGY, LLC
Nevada, Iowa
Amendment No. 00031748SLA-C of Agreement No. 00031748SLA

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT

IN WITNESS WHEREOF, the parties hereto, by their duly authorized officers, have executed this Agreement.

FARM CREDIT SERVICES OF AMERICA, FLCA

By:

Name:

Title:
FARM CREDIT SERVICES OF AMERICA, PCA

By:

Name:

Title: